Exhibit 99.3

[Employee Restricted Stock Agreement for Perf Award Exhibit - 2016 Final]

AVALONBAY COMMUNITIES, INC.
STOCK GRANT AND RESTRICTED STOCK AGREEMENT

Pursuant to the terms of the AvalonBay Communities, Inc. 2009 Stock Option and Incentive Plan (the “Plan”), in consideration for services rendered and to be rendered to AvalonBay Communities, Inc. (the “Company”) and for other good and valuable consideration, the Company is issuing to the Employee named in the Grant Award Acceptance contemporaneously herewith the Shares identified in the Grant Award Acceptance, upon the terms and conditions set forth herein and in the Restricted Stock Agreement Terms (the “Terms”) which are attached hereto and incorporated herein in their entirety.  Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Plan or in the Terms, as applicable.

Vesting Schedule:                     Subject to the provisions of the Terms and the discretion of the Company to accelerate the vesting schedule, the Employee’s ownership interest in the Shares shall vest, and the status of the Shares as Restricted Stock and all Restrictions with respect to the Shares shall terminate, in accordance with the following schedule of events:  33.3% on March 1 of the first year following the year of grant (as set forth in the Grant Award Acceptance), 33.3% on March 1 of the second year following the year of grant, and 33.4% on March 1 of the third year following the year of grant.

The Shares shall also vest upon the occurrence of the following events:

Termination of the Employee’s Employment by the Company, other than for Cause	100% of the Award
The death or Disability of the Employee	100% of the Award
The Employee’s Retirement	100% of the Award

If a Sale Event shall have occurred, then this award may vest in full thereafter as provided in the Plan in the event of a termination of employment by the Employee for Good Reason within 24 months following the Sale Event. Note that if the restricted stock represented hereby was issued pursuant to a Performance Award agreement as a result of a Sale Event, than such Sale Event shall be deemed to be a Sale Event for purposes of determining whether thereafter an accelerating event occurs with respect to this restricted stock within 24 months.

As provided for in the Plan

*or, if fewer, all Restricted Shares

The Administrator’s determination of the reason for termination of the Employee’s employment shall be conclusive and binding on the Employee and his or her representatives or legatees.

Additional Terms/Acknowledgements: The undersigned Employee acknowledges receipt of, and understands and agrees to, this Stock Grant and Restricted Stock Agreement, including, without limitation, the Terms.  Employee further acknowledges that as of the Award Date, this Stock Grant and Restricted Stock Agreement, including, without limitation, the Terms, sets forth the entire understanding between Employee and the Company regarding the stock grant described herein and supersedes all prior oral and written agreements on that subject.

ATTACHMENT:  Restricted Stock Agreement Terms

AVALONBAY COMMUNITIES, INC.

RESTRICTED STOCK AGREEMENT TERMS

ARTICLE I

DEFINITIONS

The following terms used below in this Agreement shall have the meaning specified below unless the context clearly indicates to the contrary.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

Section 1.1 — Cause and Good Reason

“Cause” and “Good Reason” shall have the meanings set forth for such terms in the Plan.

Section 1.2 — Common Stock

“Common Stock” shall mean the common stock of the Company, $.01 par value.

Section 1.3 — Disability

“Disability” shall mean the Employee’s inability to perform his normal required services for the Company and its Subsidiaries for a period of six consecutive months by reason of the individual’s mental or physical disability, as determined by the Committee in good faith in its sole discretion.

Section 1.4  - Restricted Stock

“Restricted Stock” shall mean the Shares issued under this Agreement for as long as such shares are subject to the Restrictions (as hereinafter defined) imposed by this Agreement.

Section 1.5 - Restrictions

“Restrictions” shall mean the restrictions set forth in Article III of this Agreement.

Section 1.6 - Retirement

“Retirement” shall mean the termination of the Employee’s employment (and other business relationships) with the Company and its Subsidiaries, other than for Cause, following the date on which the sum of the following equals or exceeds 70 years: (i) the number of full months of the Employee’s employment and other business relationships with the Company and any predecessor Company and (ii) the Employee’s age on the date of termination (i.e., a person whose age is 55 years, 6 months and who has worked at the Company for 14 years, 6 months meets the 70 years requirement); provided that:

(x)                                 the Employee’s employment by (or other business relationships with) the Company and any predecessor company of the Company have continued for a period of at least 120 continuous full months at the time of termination and, on the date of termination, the Employee is at least 50 years old;

(y)                                 in the case of termination of employment, the Employee gives at least six months’ prior written notice to the Company of his or her intention to retire; and

(z)                                  in the case of termination of employment, the Employee enters into a “Non-Compete and Non-Solicitation Agreement,” as hereinafter defined, and a general release of all claims in a form that is reasonably satisfactory to the Company.

As used in the foregoing sentence, “Non-Compete and Non-Solicitation Agreement” shall mean a written agreement between the Employee and the Company providing that, for a period of at least 12 months following the Employee’s termination of employment with the Company (A) the Employee shall not, without the prior written consent of the Company, become associated with, or engage in any “Restricted Activities” with respect to any “Competing Enterprise,” as such terms are hereinafter defined, whether as an officer, employee, principal, partner, agent, consultant, independent contractor or shareholder, and (B) the Employee shall not, without the prior written consent of the Company, solicit or attempt to solicit for employment with or on behalf of any Competing Enterprise any employee of the Company or any of its affiliates or any person who was formerly employed by the Company or any of its affiliates within the preceding six months, unless such person’s employment was terminated by the Company or any of such affiliates.  “Competing Enterprise,” for purposes of this section, shall mean any person, corporation, partnership, venture or other entity which is engaged in the business of managing, owning, leasing, or joint-venturing multifamily rental real estate within 30 miles of multifamily rental real estate owned or under management by the Company or its affiliates.  “Restricted Activities,” for purposes of this section, shall mean executive, managerial, directorial, administrative, strategic, business development or supervisory responsibilities and activities relating to any aspects of multifamily rental real estate ownership, management, multifamily rental real estate franchising, and multifamily rental real estate joint-venturing.

Section 1.7 - Secretary

“Secretary” shall mean the secretary of the Company.

ARTICLE II

RESTRICTED STOCK

Section 2.1 - Restricted Stock

Any shares of Common Stock granted pursuant to this Agreement which vest on a date other than the Award Date shall be considered Restricted Stock for purposes of this Agreement and shall be subject to the Restrictions until such time or times and except to the extent that the Employee’s ownership interest in Shares vests in accordance with the Vesting Schedule set forth on the first page of this Agreement.

Section 2.2 - Escrow

If the Restricted Stock is certificated, the Secretary or such other escrow holder as the Company may from time to time appoint shall retain physical custody of the certificates representing Restricted Stock, until all of the Restrictions expire or shall have been removed; provided, however, that in no event shall the Employee retain physical custody of any certificates representing Restricted Stock issued to him.  The Company may cause a book entry deposit of Restricted Stock at the Company’s transfer agent in lieu of physical custody.

Section 2.3 - Rights as Stockholder

From and after the Award Date, the Employee shall have all the rights of a stockholder with respect to the Shares, subject to the Restrictions herein (including the provisions of Article IV), including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares unless and to the extent that the Employee’s interest in Restricted Stock shall have terminated and the Restricted Stock reverts to the Company as provided in Section 3.1 of this Agreement.

ARTICLE III

RESTRICTIONS

Section 3.1 - Reversion of Restricted Stock

Except as provided in Section 2.3, this Section 3.1, and the Vesting Schedule set forth on the first page of this Agreement, the Restricted Stock shall be the property of the Company for as long as and to the extent that the Shares are Restricted Stock pursuant to Section 2.1.  In the event that the Employee’s employment by the Company terminates for any reason other than (a) death, (b) Disability, (c) Retirement, or (d) termination of the Employee’s employment by the Company other than for Cause, any interest of the Employee in Shares that are Restricted Stock shall thereupon immediately terminate and all rights with respect to the Restricted Stock shall immediately revert to and unconditionally be the property of the Company; provided, however, that the Employee shall be entitled to retain any cash dividends paid before the date of such event on the Restricted Stock.

Section 3.2 - Restricted Stock Not Transferable

No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law or judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that the Employee may designate one or more trusts or other similar arrangements for the benefit of the Employee or members of his immediate family as the registered holders of Restricted Stock if and as long as the Employee acts as trustee or in a similar capacity with respect to such trust or arrangement.  Any Restricted Stock so registered shall for all purposes hereunder be deemed to be held of record by the Employee and shall be subject to all of the terms and conditions of this Agreement, including but not limited to the Restrictions and the provisions of Article III of this Agreement.

Section 3.3 - Legend

Certificates representing shares of Restricted Stock or book entries for shares of Restricted Stock issued pursuant to this Agreement shall, until all Restrictions lapse and new certificates are issued pursuant to Section 3.4, bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE TO AVALONBAY COMMUNITIES, INC. (THE “COMPANY”) UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN THE COMPANY AND THE HOLDER OF THE SECURITIES.  PRIOR TO VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES.  COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT AND MAY BE OBTAINED ON REQUEST AND WITHOUT CHARGE FROM THE OFFICES OF THE COMPANY AT 671 NORTH GLEBE ROAD, SUITE 800, ARLINGTON, VA  22203.”

Section 3.4 - Lapse of Restrictions

Upon the vesting of some or all of the Restricted Stock as provided in the Vesting Schedule set forth on the first page of this Agreement, and subject to the conditions to issuance set forth in Article IV, if such Shares are certificated, the Company shall cause new certificates to be issued with respect to such vested Shares and delivered to the Employee or his legal representative, free from the legend provided for in Section 3.3.

ARTICLE IV

MISCELLANEOUS

Section 4.1 - Conditions to Issuance of Stock

The Company shall not be required to issue or deliver any certificate or certificates for shares of stock or enter the Employee’s name as the stockholder of record on the books of the Company pursuant to this Agreement prior to fulfillment of all of the following conditions:

(a)           The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

(b)           The completion of any registration or other qualification of such shares under any state or Federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Company shall deem necessary or advisable; and

(c)           The obtaining of any approval or other clearance from any state or Federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable; and

(d)           The payment by the Employee of all amounts required to be withheld under federal, state and local tax laws, with respect to the issuance of Restricted Stock and/or the lapse or removal of any of the Restrictions.

Section 4.2 - Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at his address as set forth in the Company’s records.  By a notice given pursuant to this Section 4.2, either party may hereafter designate a different address for notices to be given to it or him.  Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 4.2.  Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 4.3 - Titles

Titles and captions are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 4.4 - Amendment

This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

Section 4.5 - Tax Withholding

The Company’s obligation (i) to issue or deliver to the Employee any certificate or certificates for unrestricted shares of stock or (ii) to pay to the Employee any dividends or make any distributions with respect to the Common Stock issued under this Agreement is expressly conditioned on the Company’s satisfaction of its obligation, if any, to withhold taxes.  The Employee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event.  The Employee may elect to have the required minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

Section 4.6 — Governing Law

The laws of the State of Maryland shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Section 4.7 - Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 4.8 - No Special Employment Rights

This Agreement does not, and shall not be interpreted to, create any right on the part of the Employee to continue in the employ of the Company or any subsidiary or affiliate thereof, nor to any continued compensation, prerequisites or other current or future benefits or other incidents of employment.

Section 4.9 — Non-Solicitation

Employee hereby agrees that, for a period of at least 12 months following Employee’s termination of employment with the Company for any reason, Employee shall not, without the prior written consent of the Company, solicit or attempt to solicit for employment with or on behalf of any other person, firm or entity any employee of the Company or any of its affiliates or any person who was formerly employed by the Company or any of its affiliates within the preceding six months, unless such person’s employment was terminated by the Company or any of such affiliates.

Section 4.10 — Recoupment Policy

To the extent Employee is a “Covered Officer”, as defined in the Policy for Recoupment of Incentive Compensation adopted by the Company’s Board of Directors, as amended from time to time (the “Recoupment Policy”), the Shares and any proceeds received in connection with any sale of such Shares shall be subject to the Recoupment Policy.

[End of Text]